SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2009 (December 13, 2009)

XTO ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10662	75-2347769
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

810 Houston Street, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 870-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 14, 2009, XTO Energy Inc. issued a joint press release with Exxon Mobil Corporation announcing the execution of an Agreement and Plan of Merger, dated as of December 13, 2009 among XTO Energy Inc., Exxon Mobil Corporation and ExxonMobil Investment Corporation, a wholly owned subsidiary of Exxon Mobil Corporation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Joint Press Release of XTO Energy Inc. and Exxon Mobil Corporation, dated December 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTO ENERGY INC.

Date: December 14, 2009	By:	/S/ BENNIE G. KNIFFEN
	Name:	Bennie G. Kniffen
	Title:	Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Joint Press Release of XTO Energy Inc. and Exxon Mobil Corporation, dated December 14, 2009